                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: July 24, 2002
(Date of earliest event reported)

Commission File No. 333-74544

                    Bank of America Mortgage Securities, Inc.
                    -----------------------------------------

         Delaware                                            94-324470
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

     201 North Tryon Street, Charlotte, North Carolina,               28255
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Address of principal executive offices                              (Zip Code)

                                 (704) 387-2111
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               Registrant's Telephone Number, including area code

________________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.   Other Events

          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

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ITEM 7.   Financial Statements and Exhibits

          (c)  Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                    Description
-----------                    -----------
       (99)                    Collateral Term Sheets,
                               Computational Materials
                               and Structural Term Sheets
                               prepared by Banc of America
                               Securities LLC in connection
                               with Banc of America Mortgage
                               Securities, Inc., Mortgage
                               Pass-Through Certificates,
                               Series 2002-H

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BANK OF AMERICA MORTGAGE
                                     SECURITIES, INC.


July 24, 2002

                                     By: /s/ Judy Lowman
                                        ----------------------------------------
                                        Judy Lowman
                                        Vice President

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                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.        Description                                   Electronic (E)
-----------        -----------                                   --------------

   (99)            Collateral Terms Sheets,
                   Computational Materials                             E
                   and Structural Term Sheets
                   prepared by Banc of America
                   Securities LLC in connection
                   with Banc of America Mortgage
                   Securities, Inc., Mortgage Pass-
                   Through Certificates, Series 2002-H